Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No.333-122917) on Form N-1A of Toews Hedged U.S. Fund, Toews Hedged U.S. Opportunity Fund, Toews Hedged Oceana Fund, Toews Tactical Income Fund, Toews Unconstrained Income Fund and Toews Tactical Defensive Alpha Fund, each a separate series of Northern Lights Fund Trust, of our report dated June 29, 2022 relating to our audit of the financial statements and financial highlights, which appear in the April 30, 2022 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Financial Highlights,” "Independent Registered Public Accounting Firm", and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

RSM US LLP

Denver, Colorado

August 25, 2022

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-122917) on Form N-1A of Toews Agility Shares Dynamic Tactical Income ETF, a separate series of Northern Lights Fund Trust, of our report dated June 29, 2022 relating to our audit of the financial statements and financial highlights, which appear in the April 30, 2022 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Fund Service Providers,” “Financial Highlights,” "Independent Registered Public Accounting Firm", and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

RSM US LLP

Denver, Colorado

August 25, 2022

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-122917) on Form N-1A of Toews Agility Shares Managed Risk ETF, a separate series of Northern Lights Fund Trust, of our report dated June 29, 2022 relating to our audit of the financial statements and financial highlights, which appear in the April 30, 2022 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Fund Service Providers,” “Financial Highlights,” "Independent Registered Public Accounting Firm", and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

RSM US LLP

Denver, Colorado

August 25, 2022